General DataComm Industries, Inc.
                               Statement of Operations
                        One Fiscal Month Ended April 30, 2003
                                   (Unaudited) (1)
                                    ($$ in 000's)

             Sales                                                     $2,128
             Cost of Sales                                              1,011
                                                                       -------
             Gross Margin                                               1,117
             Operating Expenses:
                           Selling, general & administrative              617
                           Research & development                         261
                                                                       -------
                                                                          878

             Operating income                                             239

             Interest expense(contractual interest/fees $363)(2)          364
             Other, net                                                    (4)
                                                                       -------
             Earnings(loss) before reorganization items,
              income taxes and discontinued operations                   (121)

             Reorganization items:
                                  Professional fees                       350
                                                                       -------
             Gain(loss) before income taxes
               and discontinued operations                               (471)

             Income tax provision                                          13
                                                                       -------
             Income(loss) before discontinued operations                 (484)

             Income(loss) from discontinued operations                    244
                                                                       -------
             Net income(loss)                                          $ (240)
                                                                       =======

        ---------------
          (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

          (2) Interest expense includes both interest payments and adequate protection payments made to secured lenders. Such recorded interest is subject to adjustment upon acceptance of a reorganization plan by the bankruptcy court.

                        General DataComm Industries, Inc
                             Statement of Cash Flows
                     For the One Month Ended April 30, 2003
                                 (Unaudited) (1)
                                  ($$ in 000's)
                 Increase(Decrease) in Cash and Cash Equivalents

            Cash flows from operating activities:
               Cash received from customers                     $ 2,247
               Non A/R cash                                         137
               Interest paid (2)                                   (372)
               Cash paid to suppliers and employees              (1,731)
                                                                --------

            Net cash (used in) provided by operating activities
               before reorganization items                          281

            Operating cash flows from reorganization items:
               Professional fees                                   (151)
                                                                --------
            Net cash used by reorganization items                  (151)

            Net cash (used in) provided by operating activities     130

            Cash flows from financing activities:
               Principal payments on debt                          (207)
                                                                --------
            Net cash used in financing activities                  (207)

                                                                --------
            Net increase(decrease) in cash                        $ (77)

            Cash at beginning of period                           1,771
            Cash at end of period                               $ 1,694


            Reconciliation of net income to net cash provided
               by (used in) operating activities
            Net income (loss)                                    $ (240)
            (Increase) decrease in accounts receivable                7
            (Increase) decrease in inventory                        360
            (Increase) decrease in other current assets              18
            Increase (decrease) in postpetition payables
                and other current liabilities                       (15)
                                                                --------

            Net cash provided by operating activities             $ 130
                                                                ========
        --------------
            (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

            (2) Interest expense includes both interest payments and adequate protection payments made to secured lenders. Such recorded interest is subject to adjustment upon acceptance of a reorganization plan by the bankruptcy court.

                        General DataComm Industries, Inc.
                           Consolidated Balance Sheet
                                 April 30, 2003
                                 (Unaudited) (1)

         In thousands


         ASSETS:
         Current Assets:
               Cash and cash equivalents                 $ 1,694
               Accounts receivable                         3,667
               Inventories                                 4,289
               Other current assets                          945
                                                        ---------
                                                          10,595

          Property, plant and equipment, net                   5
          Land and buildings held for sale                 6,269
          Other assets                                         4
          Net assets of discontinued operations               92
                                                        ---------

                                         Total Assets    $16,965
                                                        =========


         LIABILITIES AND STOCKHOLDERS' EQUITY:
         Current liabilities:

         Liabilities not subject to compromise
         -------------------------------------
               Accounts payable, trade                       339
               Accrued payroll and payroll-related costs     485
               Accrued expenses and other current liab.    3,718
                                                        ---------
                                                           4,542

         Liabilities subject to compromise
         ---------------------------------
               Revolving credit loan                    $     17
               Notes payable                              23,810 (2)
               7 3/4% Convertible debentures               3,000
               Accounts payable, trade                    12,110
               Accrued payroll and payroll-related costs     662
               Net current liabilities of discontinued
                operations                                 8,004
               Accrued expenses and other current liab.   13,295
                                                        ---------
                                                          60,898
                                                        ---------
                                    Total Liabilities     65,440

         Redeemable 5% Preferred Stock                     3,043

         Stockholders' equity:
               Preferred stock                               788
               Common stock                                3,328
               Paid-in-capital                           191,313
               Accumulated deficit                      (245,508)(2)
                Less: Treasury stock                      (1,439)
                                                        ---------
                                                         (51,518)
                                                        ---------

           Total Liabilities and Stockholders' Equity    $16,965
                                                        =========

        ---------------
         (1) Subject to adjustments that may be required to record the fiscal year-end (2001 and 2002) audit adjustments and the effects of the bankruptcy filing.

         (2)  Excludes interest/fees on secured debt that may not be payable.